Derivative Financial Instruments	12 Months Ended
Dec. 31, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments
Derivative Financial Instruments

We use selected derivative hedging instruments, principally foreign currency forward contracts and interest rate swaps, for the purpose of managing currency risks and interest rate risk arising from our operations and sources of financing.

Cash Flow Hedges

The notional amount of foreign currency forward contracts, designated as cash flow hedges, outstanding at December 31, 2019 and 2018 were $56.8 million and $74.0 million, respectively. The amount recorded within other comprehensive income (loss) at December 31, 2019 is expected to impact the consolidated statement of operations in 2020.

Fair Value Hedges

In September 2015, we executed $625.0 million notional amount of interest rate swaps that effectively convert $625.0 million of the 6.250% Senior Secured U.S. Dollar Notes from fixed interest rate debt to variable rate debt. The terms of the swap require periodic net settlement payments and expire in February 2022.

Net Investment Hedges

In October 2018, we executed $200.0 million notional amount of cross-currency swaps that are a hedge of foreign exchange risk associated with a net investment in foreign operations. The terms of the swap require periodic net settlement payments and a final notional exchange will occur on settlement. The swaps expire in August 2021.
Derivatives Not Designated as Hedging Instruments

The notional amount of foreign currency forward contracts, not designated as hedging instruments, outstanding at December 31, 2019 and 2018 was $550.0 million and $518.7 million, respectively.

Refer to Note 17, Shareholders’ Equity - Accumulated Other Comprehensive Income for further information.